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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




Date of Report:  April 20, 1998



                        INTERNEURON PHARMACEUTICALS, INC.
                        ---------------------------------
               (Exact name of registrant as specified in charter)


                                    DELAWARE
                                    --------
                 (State of other jurisdiction of incorporation)


         0-18728                                           043047911
         -------                                           ---------
(Commission File Number)                       (IRS Employer Identification No.)


One Ledgemont Center, 99 Hayden Avenue, Lexington, Massachusetts       02173
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         (Address of principal executive offices)                    (Zip Code)


Registrant's telephone no. including area code:  (781) 861-8444







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Item 5.           Other Events
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         On April 20, 1998, Interneuron Pharmaceuticals, Inc. (the "Company")
reported that a preliminary analysis of a recently completed 100-patient clinical trial with CerAxon(TM) failed to meet its primary and the principal secondary endpoint and that as a result, the Company notified the Food and Drug Administration of its decision to withdraw its New Drug Application for CerAxon(TM) pending the results of additional clinical testing.

         Reference is made to the Company's press release dated April 20, 1998 filed as Exhibit 99.1 hereto and incorporated by reference herein.



Item 7       Financial Statements, Pro Forma Financial Information and Exhibits
             ------------------------------------------------------------------

         (c)      Exhibits

                  99.1     Press Release dated April 20, 1998




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     INTERNEURON PHARMACEUTICALS INC.



                                     By: /s/ Glenn L. Cooper, M.D.
                                         -------------------------------------
                                         Glenn L. Cooper, M.D.
                                         President and Chief Executive Officer

Dated:  April 21, 1998




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